SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              Form 8-K

                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

                  Date of Report - May 16, 2005

                 UNION NATIONAL FINANCIAL CORPORATION
        (Exact name of registrant as specified in its charter)



    Pennsylvania                0-19214            23-2415179
---------------------------    -------------      -----------

State or other jurisdiction (Commission File     (IRS Employer
    of Incorporation)             Number)       Identification
                                                   Number)

   101 East Main Street, P.O. Box 567
         Mount Joy, Pennsylvania                        17552
---------------------------------------            --------------
(Address of principal executive offices)              (Zip Code)



 Registrant's telephone number including area code:
                       (717) 653-1441
                        --------------

                                N/A
-----------------------------------------------------------------
   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement
           __________________________________________

           On May 16, 2005, Union National Community Bank, the wholly-owned banking subsidiary of Union National Financial Corporation, entered into a lease agreement with Lausch Lane Associates, LP for the lease of a three-story office building that is to be built at 570 Lausch Lane in Manheim Township, PA.

           Union National Financial Corporation plans on relocating its headquarters to this location as well as the bank's commercial and business banking team. Union National plans on occupying one and a half floors of this building and will sublease the remaining one and a half floors of office space. It is anticipated that this building will be ready for occupancy in early 2006 and payments under the lease agreement will begin when the building is ready for occupancy. This lease will be classified as an operating lease and has an initial term of 15 years. Initial annual payments under this lease agreement will total $465,750 plus reimbursement to landlord of operating costs. Partially offsetting these expenses will be any sublease payments received by Union National. Union National Financial Corporation has guaranteed the obligations of Union National Community Bank under this lease. The aforementioned lease agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K.


Item 9.01  Financial Statements and Exhibits
           _________________________________

           (c)  Exhibits.

           Exhibit No.   Description
           ___________   ___________
           99.1          Office Lease between Lausch Lane
                         Associates, LP as Landlord and Union
                         National Community Bank as Tenant for
                         570 Lausch Lane Lancaster, PA 17601

                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             UNION NATIONAL FINANCIAL CORPORATION
                             (Registrant)


Dated: May 16, 2005          /s/Mark D. Gainer
                             ----------------------------------

                             Mark D. Gainer,
                             President & Chief Executive Officer

                            EXHIBIT INDEX


Exhibit                                                   Page
_______                                                   ____

99.1      Office Lease between Lausch Lane Associates,     5
          LP as Landlord and Union National Community
          Bank as Tenant for 570 Lausch Lane Lancaster,
          PA 17601

                          EXHIBIT 99.1

   Office Lease between Lausch Lane Associates, LP as Landlord and Union National Community Bank as Tenant for
              570 Lausch Lane Lancaster,PA 17601

                           OFFICE LEASE

                              between


                     LAUSCH LANE ASSOCIATES, LP

                            as Landlord

                                and

                    UNION NATIONAL COMMUNITY BANK

                             as Tenant


                                for


                          570 Lausch Lane
                    Lancaster, Pennsylvania 17601

                        TABLE OF CONTENTS


                                                          Page


1.   REFERENCE DATA.........................................1

2.   PREMISES...............................................2

3.   TERM...................................................2

4.   RENT...................................................2

5.   OPERATING COSTS........................................3

6.   LATE CHARGES...........................................6

7.   USE OF PREMISES........................................6

8.   COMMON AREAS...........................................6

9.   CONDITION OF PREMISES..................................7

10.  ALTERATIONS AND TRADE FIXTURES; REMOVAL................7

11.  MECHANICS' LIENS.......................................8

12.  BUILDING SERVICES......................................9

13.  CERTAIN RIGHTS RESERVED BY LANDLORD...................10

14.  ASSIGNMENT AND SUBLETTING.............................11

15.  ACCESS TO PREMISES....................................13

16.  REPAIRS...............................................14

17.  INDEMNIFICATION AND INSURANCE.........................14

18.  WAIVER OF CLAIMS......................................15

19.  QUIET ENJOYMENT.......................................16

                        TABLE OF CONTENTS
                           (continued)


                                                          Page

20.  LIABILITY FOR INCREASED INSURANCE COSTS...............16

21.  CASUALTY DAMAGE.......................................16

22.  CONDEMNATION..........................................17

23.  SUBORDINATION.........................................18

24.  ESTOPPEL CERTIFICATE..................................18

25.  DEFAULT...............................................18

26.  REMEDIES..............................................19

27.  LANDLORD DEFAULT......................................22

28.  REQUIREMENT OF STRICT PERFORMANCE.....................22

29.  SURRENDER OF PREMISES; HOLDING OVER...................22

30.  COMPLIANCE WITH LAWS AND ORDINANCES...................23

31.  USE AND OCCUPANCY TAXES, SALES TAXES, AND OTHER TAXES.24

32.  WAIVER OF TRIAL BY JURY...............................24

33.  NOTICES...............................................25

34.  NOTICE TO LENDER......................................25

35.  REAL ESTATE BROKERS...................................25

36.  FORCE MAJEURE.........................................25

37.  LANDLORD'S OBLIGATIONS................................26

38.  LANDLORD'S LIABILITY..................................26

39.  LIABILITY OF TENANT...................................26

                        TABLE OF CONTENTS
                            (continued)


                                                          Page

40.  FINANCIAL STATEMENTS..................................26

41.  SUCCESSORS............................................26

42.  GOVERNING LAW.........................................27

43.  SEVERABILITY..........................................27

44.  CAPTIONS..............................................27

45.  GENDER................................................27

46.  EXECUTION.............................................27

47.  ENTIRE AGREEMENT......................................27

48.  TENANT FINISH WORK....................................27

49.  OPTION TO RENEW.......................................29

50.  NAMING RIGHTS.........................................29

51.  ATM MACHINE...........................................29

52.  RIGHT OF FIRST OFFER..................................30

53.  EXHIBITS .............................................32

                         OFFICE LEASE
                         ____________


     THIS LEASE is made this 16th day of May, 2005 by and between
                             ____
LAUSCH LANE ASSOCIATES, LP, a Pennsylvania limited partnership
("Landlord"), and UNION NATIONAL
  ________
COMMUNITY BANK, a National Banking Association ("Tenant").
                                                 ______

     1.     Reference Data.  As used in this Lease, the following
            ______________
terms shall have the indicated meanings and refer to the data set forth in this Section:

Landlord's Address:         c/o Blackford Development
                            120 North Pointe Boulevard
                            Lancaster, Pennsylvania 17601

Tenant's Address:
     prior to the
      Commencement Date:    101 E. Main Street
                            Mount Joy, Pennsylvania 17552-0567

     after the
      Commencement Date:    570 Lausch Lane
                            Lancaster, Pennsylvania 17601

Building:                   570 Lausch Lane
                            Lancaster, Pennsylvania

Premises:                   The entire Builing, consisting of
                            three (3) complete floors, which both
                            parties stipulate to contain twenty-
                            seven thousand (27,000) square feet.

Land:                       The 2.038 acre tract of land on which
                            the Building is located, as further
                            described in Exhibit "A" attached
                            hereto.

Tenant's Percentage:        100%

Term:                       Fifteen (15) years (plus, if the
                            Commencement Date is not the first
                            calendar month, the balance of the
                            calandar month in which the
                            Commencement Date occurs).

Scheduled Commencement Date:The later of February 1, 2006 or the date on which the Premises are ready
                            for Tenant's occupancy and Landlord
                            has received a certificate of
                            occupancy from the local
                            municipality.


Base Rent:
 Lease Year                 Annual Base Rent Monthly Installments
 __________                 ________________ ____________________
 1-5 (subject to Section 52)  $465,750.00        $38,812.50
 6-10                         $512,460.00        $42,705.00
 11-15                        $564,030.00        $47,002.50

 First Renewal Term           $620,730.00        $51,727.50
 Second Renewal Term          $682,830.00        $56,902.50
 Third Renewal Term           $751,410.00        $62,617.50

The parties acknowledge that the Annual Base Rent for Lease Year
1-5 is based upon a rate of $19.75 per square foot for Floor 3 and a rate of $16 per square foot for Floors 1 and 2.

Base Rent:
 Lease Year                 Per Square Foot
 __________                 _______________
 1-5 (subject to Section 52)      $17.25
 6-10                             $18.98
 11-15                            $20.89

 First Renewal Term               $22.99
 Second Renewal Term              $25.29
 Third Renewal Term               $27.83

The parties acknowledge that the Annual Base Rent for Lease Year
1-5 is based upon a rate of $19.75 per square foot for Floor 3 and a rate of $16 per square foot for Floors 1 and 2.


Security Deposit:           N/A

Guarantor:                  Union National Financial Corporation,
                            a Pennsylvania corporation.

     2.     Premises.
            ________
            (a) For and in consideration of the rent to be paid and the covenants and agreements to be performed by Tenant as hereinafter set forth, Landlord does hereby lease, demise and let unto Tenant the Premises, together with the non-exclusive right to use the common areas of the Building and the common walkways, sidewalks, driveways and parking lots of the Land provided by Landlord from time to time. The Building and the Land shall be referred to herein collectively as the "Property." For purposes
                                        ________
of this Lease the Premises are deemed to include the number of rentable square feet designated for the Premises in Section 1.

            (b) In the event there are within the Premises any hallways, passageways, stairways, elevators, or other means of access to and from the Premises or the upper and lower portions of the Building, the space occupied by the said hallways, passageways, stairways, elevators and other means of access, although within the Premises as described above, shall be taken to be excepted therefrom and reserved to Landlord or to the other lessees of the Building, if any, and the same shall not be considered a portion of the Premises. All ducts, pipes, wires or other equipment used in the operation of the Building, or any part thereof, and any space occupied thereby, whether or not within the Premises as described above, shall likewise be excepted and reserved from the Premises, and Tenant shall not remove or tamper with or use the same and will permit Landlord to enter the Premises to service, replace, remove or repair the same.
     3.     Term.  The Term shall commence on the "Commencement
            ____
Date"which shall be the earlier of the Scheduled Commencement Date or the date upon which Tenant commences occupancy at the Premises or any portion thereof. Once the Commencement Date has been determined, Landlord and Tenant shall confirm the commencement and expiration dates of the Term in writing. However, the failure of the parties to execute such writing shall not defer the Commencement Date or otherwise invalidate this Lease.
     4.     Rent.
            ____

            (a)  Base Rent.  During the Term of this Lease,
                 _________
Tenant shall pay to Landlord the Base Rent, in equal monthly installments in advance on the first day of each calendar month, without setoff or deduction. In the event the Term of this Lease commences on a day other than the first day of a calendar month, then on the Commencement Date Tenant shall pay to Landlord a pro rata portion of the monthly installment of Base Rent for such partial month. If the Term of this Lease commences on the Commencement Date for a portion, but not all, of the Premises, then Tenant shall pay Base Rent for the portion of the Premises occupied by Tenant only.

            (b)  Additional Rent.  Whenever under the terms of
                 _______________
this Lease any sum of money is required to be paid by Tenant in addition to the Base Rent herein reserved, even if said additional sum is not designated as "Additional Rent", if such sum is not paid when due, said sum shall nevertheless be deemed "Additional Rent" and be collectible as rent. Nothing herein contained shall be deemed to limit any other remedy of Landlord if any such sum is not paid when due.

            (c)  Payment.  All payments of Base Rent and
                 _______
Additional Rent shall be paid when due, without demand, setoff or deduction, except as set forth herein, at Landlord's Address, or at such other place as Landlord may from time to time direct by notice to Tenant. All checks shall be made payable to Landlord or such other person as Landlord may direct from time to time.

            (d)  Electric and Gas Charges.  In addition to the
                 ________________________
Base Rent and other charges set forth in this Lease, Tenant shall pay for all electricity and gas consumed in the Premises during the Term. Tenant shall pay for such electricity and gas based on
the meters installed in the Premises.    All charges for
electricity and gas shall be paid to the applicable party furnishing such utilities when due.

     5.     Operating Costs.
            _______________
            (a)  Operating Costs.  "Operating Costs" shall mean
                 _______________    _______________
the costs and expenses of the operation, maintenance, management, repair and replacement of the Property, including, without limitation, the cost and expense to Landlord of the following items:
                 (i) All wages, salaries and payroll costs of all employees (whether employees of Landlord or its managing agent) engaged in management, operation, repair, replacement, maintenance and security, including payroll taxes, insurance and all other employee benefits relating thereto;

                 (ii)  All supplies and materials used in the
management, operation, repair, replacement, maintenance and security of the Property;

                 (iii) All utilities consumed by the Property and the servicing thereof (other than electric or gas charges billed directly to tenants), including, without limitation, gas, water, sewer and electricity for common area lighting and heating, ventilating and air-conditioning;

                 (iv) All management, maintenance and service contracts for the management, operation, repair, replacement, maintenance, and security of the Property, including, without limitation, window cleaning, security and access system, heating, ventilating and air-conditioning system, roof repairs, fire sprinkler system and fire monitoring system, elevators, landscaping, snow removal, exterminating and pest removal for the common areas, and ordinary trash removal (including recycling), and specifically including any management fees incurred in the management of the Property;

                 (v)   All property, liability and other
insurance for the Property including all common areas and Landlord's personal property and fixtures used in connection therewith, including without limitation any rental loss coverage or terrorism insurance maintained by Landlord;

                 (vi)  All repairs (including necessary
replacements) and general maintenance of the Property, including without limitation restriping, resurfacing, maintaining, sweeping and repairing all walkways, roadways, curbs and parking areas on the Land;

                 (vii) All cleaning and janitorial services for the common areas of the Building;

                 (viii)The cost of maintaining and revising from time to time the tenant directory for the Building;

                 (ix) The cost of any capital improvements (i) which are made for the primary purpose of reducing Operating Costs or (ii) which may be required by governmental authority under any governmental law or regulation, or interpretation thereof, that were not applicable to the Property as of the date of this Lease;

                 (x)   All Real Estate Taxes, as hereinafter
defined, and all other permit and license fees and taxes (other than income taxes) payable in connection with the ownership and operation of the Property; and

                 (xi) All other costs and expenses necessarily and reasonably incurred by Landlord in the proper operation and maintenance of a first-class office building; provided, however, that the following shall be excluded from the term "Operating Costs": (A) expenses for repairs or other work occasioned by fire, windstorm or other insured casualty, to the extent Landlord has received insurance proceeds to reimburse Landlord for such expenses; (B) expenses incurred in leasing or procuring new tenants (e.g., for lease commissions, advertising and renovating space); (C) legal expenses in enforcing the terms of any lease; and (D) interest and amortization payments on any mortgage or mortgages.

            (b)  Real Estate Taxes.  "Real Estate Taxes" shall
                 _________________    _________________
mean all gross real property taxes, charges and assessments (including any special assessments, whether voluntary or involuntary) which are levied, assessed or imposed by any governmental authority or special district with respect to the Land and the Building, and any improvements, fixtures and equipment and all other property of Landlord, real or personal, used in connection with the operation of the Property and any tax which shall be levied or assessed in addition to and/or in lieu of such real or personal property taxes (including, without limitation, any municipal income tax, any license fees, tax measured by or imposed upon rents, or other tax or charge upon Landlord's business of leasing the Property), but shall not include any federal or state income tax, or any franchise, capital stock, estate or inheritance taxes.

            (c)  Payment.  For each calendar year (or part
                 _______
thereof) included in the Term of this Lease, Tenant shall pay Landlord, as Additional Rent, Tenant's Percentage of the Operating Costs incurred by Landlord during such calendar year. In the event that this Lease shall expire at any time other than at the end of a calendar year, then within thirty (30) days after statements reflecting the actual Operating Costs for the year in which such expiration occurs are submitted by Landlord to Tenant, either Landlord or Tenant shall pay to the other party the adjustment sum due, pro rated for the portion of the year in which this Lease was in force. The provisions of this subsection
(c) shall survive the expiration of this Lease.

            (d)  Monthly Installments.  Commencing upon not less
                 ____________________
than thirty (30) days notice from Landlord, and thereafter on the first day of each month during each calendar year, Tenant shall pay monthly, in advance, an amount equal to one-twelfth of Landlord's estimate of Tenant's Percentage of the Operating Costs for such year. For each calendar year, Landlord shall make an estimate of Tenant's Percentage of the Operating Costs and notify Tenant as to such estimate. Landlord may adjust its estimate of the Operating Costs from time to time, and Tenant shall commence payment of monthly installments at the adjusted estimate upon not less than thirty (30) days prior written notice thereof from Landlord.

            (e)  Reconciliation.  Following the end of each
                 ______________
calendar year, Landlord shall submit to Tenant a statement setting forth the actual Operating Costs for the Property for the preceding year. Within thirty (30) days after delivery of such statement to Tenant, an adjustment shall thereupon be made between Landlord and Tenant to reflect any difference between Tenant's estimated payments under paragraph (d) above and Tenant's Percentage of the Operating Costs. In no event, however, shall a decrease in Operating Costs result in a reduction of the Base Rent.

            (f)  Back-Up and Disputes.  Landlord shall provide
                 ____________________
Tenant with reasonable back-up information supporting any estimate delivered pursuant to Section 5(d) or annual statement delivered pursuant to Section 5(e), provided that Tenant requests such information in writing within thirty (30) days after receipt of such estimate or annual statement, as applicable. Each statement furnished by Landlord to Tenant shall be conclusive and binding upon Tenant unless, within sixty (60) days after receipt of such statement, Tenant shall notify Landlord in writing that it disputes the correctness of such statement, stating the reason for such dispute. Pending the determination of such dispute, Tenant shall pay, without delay, the full amount of the Additional Rent due from Tenant in accordance with each such statement that Tenant is disputing. If the dispute is settled in Tenant's favor, Landlord shall credit Tenant any amounts overpaid toward the next month's installment of Tenant's estimated monthly payment of Operating Costs.

            (g)  Right of Audit.  In the event Tenant gives
                 ______________
timely notice of a dispute as provided in Section 5(f), Tenant, acting through an independent reputable accounting firm that is not being compensated by Tenant on a contingency fee basis, shall have the right, upon reasonable advance notice and during business hours, to inspect the books and records of Landlord applicable to the determination of such disputed statement of the Operating Costs and

Tenant's Percentage thereof, for the purpose of verifying in good faith the information contained in such statement. Any such review shall take place at the location Landlord customarily maintains its books and records with respect to Operating Costs and must be completed within one (1) year after the receipt of such statement by Tenant. Landlord shall maintain at its office or the office of its managing agent full, complete and accurate books and records prepared in accordance with prudent building management practices with respect to Operating Costs, and shall retain such records with respect to each calendar year for a period not less than two (2) years following delivery of the annual statement for such year. Tenant's review of Landlord's books and records shall be conditioned upon Tenant and its auditor confirming in writing that all information obtained by Tenant and its auditor as a result of such review, and any resulting compromise, settlement or adjustment between Landlord and Tenant, shall be maintained as confidential and not disclosed to any other person. If as a result of such review by Tenant it is determined that Tenant's payments on account of Operating Costs covered by such annual statement were in excess of the amount actually payable by Tenant, Landlord shall grant Tenant a rent credit for the amount of such excess within thirty (30) days after such determination. Similarly, if it is determined that Tenant's payments on account were less than the amount actually due, Tenant shall pay the amount of the shortfall to Landlord within such thirty (30) day period. If it is determined that Tenant's payments on account of the Operating Costs covered by such annual statement exceeded the amount actually payable by Tenant by more than five percent (5%), Landlord shall reimburse Tenant for the reasonable out of pocket costs incurred by Tenant in its review of such annual statement. Except as provided in the preceding sentence, the cost of any such review of Landlord's books and records, including but not limited to any reasonable copying charges imposed by Landlord, shall be at Tenant's sole expense.

            (h)  Intentionally Omitted.
                 _____________________

            (i)  Tenant's Percentage.  Tenant's Percentage
                 ___________________
indicated in Section 1 of this Lease was determined by dividing the rentable area of the Premises by the total number of rentable square feet in the Building, stipulated to be 27,000 rentable square feet as of the date hereof. If the Building from time to time contains non-office uses, Landlord shall have the right to allocate Operating Costs in accordance with sound accounting and management principles between the office and non-office uses. In the event the Premises expand or contract due to the addition or deletion of space, whether pursuant to the exercise of an option contained in this Lease or otherwise, Tenant's Percentage shall be recalculated effective as of such addition or deletion in order to equal the ratio of rentable area then contained in the Premises divided by the area of the Building as described above.

     6.     Late Charges.  In the event that Tenant shall fail to
            ____________
pay Base Rent or any Additional Rent within five (5) days after its due date, Tenant shall pay an automatic late charge to Landlord of $250.00. In addition, in the event that Tenant shall fail to pay Base Rent or any Additional Rent within thirty (30) days after its due date, then from and after the thirty-first
(31st) day until the date Tenant finally pays Base Rent or Additional Rent, Tenant shall pay Landlord interest at the rate of two percentage points (2%) per annum in excess of the Prime Rate reported from time to time in the Wall Street Journal (the
                                       ___________________
"Overdue Interest Rate") with respect to the delinquent amount.
 _____________________
Such late charges and interest shall be deemed Additional Rent for all purposes under this Lease.

     7.     Use of Premises.  Tenant shall use and occupy the
            _______________
Premises for general office purposes. Tenant shall not use or occupy the Premises for any other purpose or business without the prior written consent of Landlord. Tenant and its employees, agents, licensees and invitees shall observe and comply with the rules and regulations Landlord may from time to time specify by written notice given to Tenant.

     8.     Common Areas.
            ____________
            (a)  All driveways, parking lots, walkways,
elevators, stairs, alleys, public corridors, fire escapes, and other areas, facilities and improvements which may be provided by Landlord from time to time for the general use, in common, of Tenant and other Building tenants and their employees, agents, invitees and licensees, shall at all times be subject to the exclusive control and management of Landlord. Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all such common areas, facilities and improvements.

            (b) Landlord reserves the right, exercisable without notice to Tenant and without thereby creating an actual or constructive eviction or incurring any liability to Tenant therefor, to decorate and to make alterations, additions and improvements, structural or otherwise, to the corridors, lobbies, elevators, stairs and other public areas of the Building and, during the continuance of any such work, to close temporarily doors, entryways, corridors and common areas of the Property.

     9.     Condition of Premises.  Tenant acknowledges and
            _____________________
agrees that, except for the Tenant Finish Work to be constructed by Landlord as set forth in Section 48, Landlord has not agreed to make any improvements to the Premises and there have been no representations or warranties made by or on behalf of Landlord with respect to the Premises, or the Property or with respect to the suitability of either for the conduct of Tenant's business. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Property were in satisfactory condition, order and repair at such time, subject to the completion of any punchlist items as provided in Section 48.

     10.    Alterations and Trade Fixtures; Removal.
            _______________________________________

            (a) During the Term of this Lease, Tenant shall not make any alterations or additions to the Premises without the prior written consent of Landlord, which shall not be unreasonably withheld so long as the proposed alteration or addition does not affect the Building structure or any of the Building systems and is not visible from outside the Premises.
In the event that Tenant shall desire to perform any such alterations or additions in or about the Premises, Tenant shall deliver to Landlord detailed, professionally prepared plans and specifications prepared at the expense of Tenant. Landlord shall review such plans and specifications and return same to Tenant either marked approved, marked to show the corrections required (in which event such marked-up plans and specifications shall be deemed approved as marked-up), or marked disapproved with the reasons therefor. If Landlord disapproves Tenant's plans and specifications, Tenant may submit revised plans and specifications subject to subsequent mark-ups or disapprovals and corrections in the above manner. Upon approval by Landlord of Tenant's plans and specifications, Tenant shall proceed with due diligence to commence the work to be performed by Tenant and shall complete such work in a diligent manner. All such work to be done or performed in or about the Premises by Tenant shall be performed
(1) at Tenant's sole cost and expense, and (2) by contractors and subcontractors approved by Landlord. Prior to commencing work Tenant shall cause its contractor to provide Landlord with insurance certificates confirming that such contractor carries commercial general liability insurance with a combined single limit of not less than $1,000,000, naming Landlord, Landlord's mortgagee and Landlord's managing agent as additional insureds. Upon completion of any such work, Tenant shall pay to Landlord an amount not to exceed $1,000.00, to reimburse Landlord for review of such plans and specifications and the coordination and final inspection of the work.

            (b) Tenant's right to do any alteration work in or about the Premises shall be and hereby is conditioned upon Tenant's work being performed by workmen and mechanics working in harmony and not interfering with labor employed by Landlord, Landlord's contractors or by any other tenants or their contractors. If at any time any of the workmen or mechanics performing any of Tenant's work shall be unable to work in harmony or shall interfere with any labor employed by Landlord, other tenants or their respective mechanics and contractors, then the permission granted by Landlord to Tenant to do any work in or about the Premises may be withdrawn by Landlord upon written notice to Tenant.

            (c)  All alterations, interior decorations,
improvements or additions made to the Premises by Tenant, except for movable furniture, equipment and trade fixtures, shall become Landlord's property upon expiration or sooner termination of this Lease, unless Landlord gives Tenant written notice to remove any such alteration, interior decoration, improvement or addition (including, but not limited to, any voice or data cables and lines installed by Tenant in the Premises) prior to, or within ten (10) days following, the expiration or termination of this Lease, in which case Tenant shall remove the designated alteration, decoration, improvement or addition and repair any damage caused thereby. Tenant shall also remove all movable furniture, equipment and trade fixtures installed by Tenant in the Premises, except lighting fixtures and air-conditioning equipment, and repair any damage caused to the Premises by said removal. All of said movable furniture, equipment and trade fixtures remaining in the Premises after the Lease expiration date, or any sooner termination of this Lease, shall be deemed to be abandoned property and may be disposed of by Landlord or, at Landlord's option, stored, in either case at Tenant's risk and expense. Any costs incurred by Landlord in removing, storing and/or disposing of Tenant's property and repairing any damage caused thereby, plus interest thereon at the Overdue Interest Rate, shall be paid by Tenant to Landlord on demand.

     11.    Mechanics' Liens.
            ________________

            (a) Prior to Tenant performing any alterations, additions or construction work in or about the Premises for which a lien could be filed against the Premises or the Property, Tenant shall have its contractor execute and file in the appropriate public office a Waiver of Mechanics' Lien, in form satisfactory to Landlord, and provide Landlord with a copy of the filed Waiver. Notwithstanding the foregoing, if any mechanics' or other lien shall be filed against the Premises or the Property purporting to be for labor or materials furnished or to be furnished at the request of Tenant, then at its expense, Tenant shall cause such lien to be removed of record by payment, bond or otherwise, within twenty (20) days after the filing thereof. If Tenant shall fail to cause such lien to be removed of record within such twenty (20) day period, Landlord may cause such lien to be removed of record by payment, bond or otherwise, without investigation as to the validity thereof or as to any offsets or defenses thereto, in which event Tenant shall reimburse Landlord in the amount paid by Landlord, including expenses, within ten
(10) days after Landlord's billing therefor. Tenant shall indemnify and hold Landlord harmless from and against any and all claims, costs, damages, liabilities and expenses (including attorney fees) which may be brought or imposed against or incurred by Landlord by reason of any such lien or removal of record.

            (b) Nothing in this Lease shall be deemed to be, or construed in any way as constituting, the consent or request of Landlord, expressed or implied, by inference or otherwise, to any person, firm or corporation for the performance of any labor or the furnishing of any materials for any construction, rebuilding, alteration, addition or repair of or to the Premises or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials which might in any way give rise to the right to file any lien against Landlord's interest in the Property.

     12.    Building Services.
            _________________

            (a) Landlord shall provide, within its Building standards, the following services and facilities:

                 (i) Subject to payment of the utility charges incurred by Tenant, heating, ventilating and air conditioning ("HVAC"). HVAC units and controls will be provided to Tenant
  ____
within the Premises, as provided in Exhibit "B"  attached hereto.

                 (ii) Cleaning and maintenance of common areas in the Building, including rest room facilities.

                 (iii) Continuous passenger elevator service during Business Hours.

            (b) Without Landlord's prior written consent, Tenant shall not install any equipment in the Premises which shall cause the connected electrical load to exceed the electrical capacity provided by Landlord as set forth above, affect the temperature otherwise maintained by the air-conditioning system or overload any other system servicing the Premises. Should Landlord grant such consent, all additional risers or other equipment required therefor shall be provided by Landlord and the cost thereof (including a reimbursement of Landlord's time and expenses for amounts not to exceed $1,000.00 incurred by Landlord as a construction management fee) shall be paid by Tenant upon Landlord's demand.

            (c) The services referred to in Section 12(a) above may be subject to slowdown, interruption or stoppage due to the order of any governmental bodies and regulatory agencies, or caused by the maintenance, repair, replacement or improvement of any of the equipment involved in the furnishing of any such services, or caused by changes of services or service providers, alterations, strikes, lockouts, labor controversies, fuel shortages, accidents, acts of God or the elements or any other cause beyond the reasonable control of Landlord. No such slowdown, interruption or stoppage of any such services shall ever be construed as an eviction, actual or constructive, of Tenant, nor shall same cause any abatement of Base Rent or

Additional Rent or in any manner or for any purpose relieve Tenant from any of its obligations under this Lease. Landlord agrees to use reasonable diligence to resume the affected service promptly following any such slowdown, interruption or stoppage. Landlord will provide Tenant, whenever reasonably possible, advance notice of any service slowdowns, interruptions or stoppages.

            (d)  If maintenance of the Building's
telecommunication cable system hereafter becomes an obligation of Landlord imposed by law, Landlord, to the extent required by any such law, shall maintain the intra-building network cable in the Building from the point of entry (i.e., the local telephone service provider's final access point to the Building) to the Premises. In such event the maintenance, repair and replacement of the Building's telecommunication cable system, including but not limited to the cost of any cable maintenance contract obtained by Landlord, shall be part of the Operating Costs. In no event shall Landlord be responsible for the maintenance of the telecommunication cable system serving only the Premises, which shall be maintained, repaired and replaced by Tenant at its expense. Until such time (if ever) that such obligation is imposed on Landlord by law, the maintenance of the Building's telecommunication cable system shall be the responsibility of the Building's telecommunication service provider.

            (e) Landlord shall have the right from time to time to select the company or companies providing local telephone and telecommunication services to the Building. In the event Tenant desires to use the services of a provider of local telephone and telecommunication services whose equipment is not then servicing the Building, no such provider shall be permitted to install its lines or other equipment within the Building without first securing the prior written consent of Landlord. Landlord shall not unreasonably withhold its consent provided that each of the following conditions is satisfied:

                 (i)   Landlord determines that there is
sufficient space in the Building for the placement of such provider's equipment and materials.

                 (ii)  The provider must be licensed and
reputable and provide Landlord such financial statements, credit reports and bank references as Landlord may require to evaluate the financial ability of the provider.

                 (iii) The provider and Landlord must enter into a license agreement in form and content satisfactory to Landlord, reasonably compensating Landlord for space used in the Building for the storage and maintenance of the provider's equipment, costs to be incurred by Landlord in arranging for access by the provider's personnel and any other such costs Landlord may expect to incur.

All reasonable costs incurred by Landlord in evaluating any request for access by an alternate telecommunications provider and negotiating a license agreement with such provider shall be paid by Tenant or such provider, upon demand. Landlord's consent under this subsection shall not be deemed any kind of representation or warranty by Landlord, including without limitation any representation as to the suitability, competence or financial strength of the provider proposed by Tenant. If Landlord consents to installation of equipment in the Building by an alternate telecommunications provider as set forth above, such installation shall be subject to all of the requirements of this Lease regarding construction work by or on behalf of Tenant, including but not limited to the requirements of Section 10 hereof.

     13.    Certain Rights Reserved by Landlord.  Landlord shall
            ___________________________________
have the following rights, exercisable without notice and without liability to Tenant for damage or injury to property, persons or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession or giving rise to any claim or setoff or abatement of Base Rent or Additional Rent:

            (a) To decorate and to make repairs, alterations, additions, changes or improvements, whether structural or otherwise, in and about the Building, or any part thereof, and for such purposes to enter upon the Premises and, during the continuance of any such work, to temporarily close doors, entry ways, public space and corridors in the Building, to interrupt or temporarily suspend Building services and facilities and to change the arrangement and location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets, or other public parts of the Building, all without abatement of rent or affecting any of Tenant's obligations hereunder, so long as the Premises are reasonably accessible; provided, however, that Landlord and Tenant shall mutually approve of exterior elevation and initial design of the Building, such approval not to be unreasonably withheld.

            (b) To grant to anyone the exclusive right to conduct any maintenance, utility or repair business or render any maintenance, utility or repair service in or to the Building, provided such exclusive right shall not operate to exclude Tenant from the use expressly permitted herein. Without limiting the generality of the foregoing, Landlord shall have the right from time to time to select the company providing electric service to the Building.

            (c) To take all such reasonable measures as Landlord may deem advisable for the security of the Building and its occupants, including without limitation, the search of all persons entering or leaving the Building, the evacuation of the Building for cause, suspected cause, or for drill purposes, the temporary denial of access to the Building, and the closing of the Building for cause, suspected cause, or for drill purposes, the temporary denial of access to the Building, and the closing of the Building after normal business hours and on Saturdays, Sundays and holidays; subject, however, to Tenant's right to admittance when the Building is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time which may include, by way of example but not of limitation, that persons entering or leaving the Building, whether or not during normal business hours, identify themselves to a security officer by registration or otherwise and that such persons establish their right to enter or leave the Building. Notwithstanding the foregoing, Landlord shall be under no obligation to provide security personnel or security systems for the individual tenants within the Building, and Tenant may, at Tenant's option, elect to maintain security for protection of Tenant's business operations.
     14.    Assignment and Subletting.
            _________________________

            (a) Except as expressly permitted pursuant to this Section, Tenant shall not assign or mortgage this Lease or any interest therein without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed. Any of the foregoing acts without Landlord's consent shall be voidable and shall, at the option of Landlord, be an Event of Default under this Lease. Neither this Lease nor any interest therein shall be assignable as to the interest of Tenant by operation of law, without the prior written consent of Landlord. Unless Tenant is a company whose shares are publicly traded, any transfer of the ownership or control of Tenant, whether by transfers of stock or partnership interests, merger, consolidation or otherwise, however such transfer of ownership or control is accomplished, shall constitute an assignment of Tenant's interest in this Lease and as such shall be subject to this Section 14. Notwithstanding the foregoing, without the consent of Landlord but upon notice to Landlord, Tenant may assign the Lease to:

                 (i)   any corporation that controls, is
controlled by, or is under common control with, Tenant; or

                 (ii) any corporation resulting from the merger, consolidation or other corporate reorganization with Tenant or to any entity that acquires all or substantially all of Tenant's assets, as long as the assignee or sublessee is a bona fide entity and assumes the obligations of Tenant under this Lease and such entity has a net worth following such merger, consolidation or reorganization at least equal to the net worth of Tenant on the date hereof or the date of such merger, consolidation or reorganization, whichever is higher.

            (b) Provided that no Event of Default is then continuing, upon prior written notice to Landlord Tenant may sublet all or any part of the Premises. No such sublease shall relieve Tenant of its continuing direct responsibility and liability for the complete and punctual performance of the agreements contained in this Lease, including, without limitation, the payment of all Base Rent and Additional Rent and other sums now or hereafter owed hereunder. No sublease shall be valid and no sublessee shall take possession of the premises subleased until a fully executed original of such sublease has been delivered to Landlord, and Tenant and such sublessee have executed such additional documentation as Landlord may reasonably require. Any subletting of all or any portion of the Premises in contravention of this Section 14(b) shall be voidable and shall, at the option of Landlord, be an Event of Default under this Lease.
            (c) If at any time or from time to time during the Term of this Lease, Tenant desires to assign this Lease, Tenant shall give Landlord written notice of such intent, which notice must be accompanied by (1) a written description of the proposed assignment and financial and business information for the proposed assignee, including bank and general references, and (2) an administrative fee of $2,000 to defray Landlord's expenses in reviewing such request. Landlord shall have the option, exercisable by notice given to Tenant within thirty (30) days after receipt of Tenant's notice, of reacquiring the Premises and terminating the Lease, effective on a date selected by Landlord which shall be no sooner than sixty (60) days and no later than one hundred twenty (120) days after Landlord's receipt of Tenant's notice. If Landlord does not exercise such option, Tenant may assign this Lease to any third party, subject to the following terms and conditions:

                 (i)   Tenant shall obtain the consent of
Landlord, which consent shall not be unreasonably withheld; Landlord shall base its decision upon the uses of other Building tenants (whether or not exclusives were granted), the financial condition, business and character of the proposed assignee and the proposed use of the Premises;

                 (ii)  No assignment shall be valid and no
subtenant or assignee shall take possession of the premises assigned until a fully executed original of such assignment of this Lease has been delivered to Landlord, and Tenant and such assignee have executed such additional documentation as Landlord may reasonably require;


                 (iii) Any options granted to Tenant in this Lease (including but not limited to any option to renew the Term) shall be deemed void and of no further effect, it being understood that all such options are personal to Tenant; and

                 (iv) No assignee shall have a further right to assign the Lease, except in accordance with the provisions of this Section 14.

            (d) Tenant shall pay Landlord within five (5) days after receipt, as Additional Rent, fifty percent (50%) of any subrents, other sums or other economic consideration received by Tenant as a result of any subletting or assignment, whether denominated as rentals under the sublease or otherwise, which exceed, in the aggregate, the aggregate of the total sums which Tenant is obligated to pay Landlord under this Lease (prorated to reflect obligations allocable to that portion of the Premises subject to a sublease) plus an amortization over the term of any such sublease of the cost of leasehold improvements made to the Premises by Tenant for the subtenant or assignee, and other reasonable expenses incurred by Tenant incident to the subletting or assignment, including legal fees and standard leasing commissions. If such subleasing or assignment has been made without the consent of Landlord as provided herein, Landlord shall be entitled to all economic consideration received by Tenant in accordance with the provisions of this Section 14(c), but the receipt of such monies shall not be deemed to be a waiver of the provisions of this Section 14 with respect to assignment and subletting, or the acceptance of such assignee or subtenant as Tenant hereunder.

            (e) Whether or not Landlord's consent is required or obtained hereunder, no subletting or assignment shall release Tenant of Tenant's obligations or alter the primary liability of Tenant to pay Base Rent and Additional Rent and to perform all other obligations to be performed by Tenant under this Lease. This continuing obligation of Tenant shall not be affected in any way by any subsequent amendment of this Lease made by Landlord and any assignee, or any waiver, forbearance or other accommodation granted by Landlord to any assignee. The acceptance of rental by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one (1) assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms of this Lease, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor.

            (f) In the event that the Premises or any part thereof have been sublet by Tenant and an Event of Default under this Lease has occurred and is continuing, then Landlord may collect rent from the subtenant and apply the amount collected to the Base Rent and Additional Rent herein reserved, but no such collection shall be deemed a waiver of the provisions of this
Section 14 with respect to subletting or the acceptance of such subtenant as Tenant hereunder or a release of Tenant under this Lease.

            (g) The provisions of this Section 14 shall not apply to any sublease of the First Floor or the Second Floor of the Premises by Tenant; provided, however, that Landlord shall be entitled to approve the proposed subtenant(s).

     15.    Access to Premises.  Landlord, its employees and
            __________________
agents shall have the right to enter the Premises at all reasonable times during business hours and at any time in case of an emergency for the purpose of examining or inspecting the Premises, showing the Premises to prospective purchasers, mortgagees and (during the last year of the Term only) prospective tenants of the Building, and making such alterations, repairs, improvements or additions to the Premises or to the Property as Landlord may determine to be necessary or desirable. Landlord shall use reasonable efforts during any such entry into the Premises to minimize the disruption to Tenant's business activities. If representatives of Tenant shall not be present to open and permit entry into the Premises at any time when such entry by Landlord is necessary or permitted hereunder, Landlord may enter by means of a master key (or forcibly in the event of an emergency) without liability to Tenant and without such entry constituting an eviction of Tenant or termination of this Lease. If Tenant has relocated from the Premises, the entry of Landlord into the Premises to retrofit the same or a portion thereof for a subsequent tenant shall not be deemed the acceptance of surrender, eviction or a termination of this Lease with respect to the Premises or such portion thereof unless or until a successor tenant has occupied the same and begun paying rent thereon.

     16.    Repairs.
            _______

            (a) At its cost (which cost shall be an Operating Cost under Section 5 above), Landlord shall make all repairs necessary to maintain the heating, ventilating, air conditioning and electrical systems serving the Premises, windows, floors (except finished flooring and carpeting) and all other structural portions of the Premises, provided, however, that Landlord shall not be obligated to make any of such repairs until Landlord has received written notice from Tenant that such repair is needed. Landlord shall also be responsible for the maintenance and repair of all common areas and facilities at the Property, provided that Tenant shall be responsible for the repair of any damage to the Premises or the Property common areas and facilities caused by the negligence or willful misconduct of Tenant or its employees, agents, invitees or licensees.

            (b)  Except for Landlord's repairs under subsection
(a) above, at its sole cost and expense, Tenant shall make all other repairs necessary to maintain and keep the Premises and the fixtures therein in neat and orderly condition, including but not limited to the changing of any light bulbs or other electrical fixtures in the Premises. So long as Tenant leases an entire floor on the Building, Tenant shall be responsible for maintenance of the plumbing systems in the Premises, including plumbing in any rest rooms contained within the Premises and any plumbing that may be part of a kitchen area. If Tenant refuses or neglects to make such repairs, or fails diligently to prosecute the same to completion, after notice from Landlord of the need therefor, Landlord may make such repairs at the expense of Tenant and such expense, along with a ten percent (10%) service charge, shall be collectible as Additional Rent.

            (c)  Landlord shall not be liable for any
interference with Tenant's business arising from the making of any repairs in the Premises under subsection (a) above. Landlord shall interfere as little as reasonably practicable with the conduct of Tenant's business. There shall be no abatement of Base Rent or Additional Rent because of such repairs.

     17.    Indemnification and Insurance.
            _____________________________

            (a) Tenant shall indemnify, defend and hold harmless Landlord, Landlord's mortgagee and Landlord's managing agent from and against any and all costs, expenses (including reasonable attorney fees), liabilities, losses, damages, suits, actions, fines, penalties, claims or demands of any kind and asserted by or on behalf of any person or governmental authority, arising out of or in any way connected with (1) any failure by Tenant to perform any of the agreements, terms, covenants or conditions of this Lease required to be performed by Tenant, (2) any failure by Tenant to comply with any statutes, ordinances, regulations or orders of any governmental authority, or (3) any accident, bodily injury (including death resulting therefrom), or damage to or loss or theft of property, which shall occur in or about the Premises or otherwise arising out of Tenant's use of the Premises, except to the extent due to the gross negligence or willful misconduct of Landlord. The indemnities contained in this paragraph shall survive the expiration or earlier termination of this Lease.

            (b) During the Term of this Lease and any renewal thereof, Tenant shall obtain and promptly pay all premiums for Commercial General Liability Insurance with broad form extended coverage, including Contractual Liability, covering claims for bodily injury (including death resulting therefrom) and loss or damage to property occurring upon, in or about the Premises, with a minimum combined single limit of at least $2,000,000. All such policies and renewals thereof shall name Landlord, Landlord's mortgagee and Landlord's managing agent as additional insureds. All policies of insurance shall provide (1) that no material change or cancellation of said policies shall be made without at least thirty (30) days prior written notice to Landlord and Tenant, and (2) that any loss shall be payable notwithstanding any act or negligence of Tenant or Landlord which might otherwise result in the forfeiture of said insurance. On or before the Commencement Date of the Term of this Lease, and thereafter not less than thirty (30) days prior to the expiration dates of said policy or policies, Tenant shall furnish Landlord with renewal certificates of the policies of insurance required under this paragraph. Tenant's insurance policies shall be issued by insurance companies authorized to do business in the Commonwealth of Pennsylvania with a financial rating of at least A as rated in the most recent edition of Best's Insurance Reports and have been in business for the past five (5) years. The aforesaid insurance limits may be reasonably increased by Landlord from time to time during the Term of this Lease.

            (c) Tenant and Landlord, respectively, hereby release each other from any and all liability or responsibility to the other for all claims of anyone claiming by, through or under them by way of subrogation or otherwise for any loss or damage to property owned by Landlord and Tenant respectively in the Premises and covered by insurance maintained by the other party. Each party shall cause its insurance carrier to endorse all applicable policies waiving the carrier's rights to recovery under subrogation or otherwise against the other party.

            (d) Subject to Section 18 hereof, Landlord shall indemnify, defend and hold harmless Tenant from and against any and all costs, expenses (including reasonable attorney fees), liabilities, losses, damages, suits, actions, fines, penalties, claims or demands of any kind and asserted by or on behalf of any person or governmental authority, arising out of or in any way connected with (1) any failure by Landlord to perform any of the agreements, terms, covenants or conditions of this Lease required to be performed by Landlord, (2) any failure by Landlord to comply with any statutes, ordinances, regulations or orders of any governmental authority pertaining to the common areas of the Building, or (3) any accident, bodily injury (including death resulting therefrom), or damage to or loss or theft of property, which shall occur in or about the common areas, except to the extent due to the gross negligence or willful misconduct of Tenant. The indemnities contained in this paragraph shall survive the expiration or earlier termination of this Lease.

     18.    Waiver of Claims.  Landlord and Landlord's agents and
            ________________
employees shall not be liable for, and Tenant hereby releases and relieves Landlord, its agents and employees from, all liability in connection with any and all bodily injury (including death), damage to or loss of property, or loss or interruption of business occurring to Tenant, its agents, employees, invitees and licensees in or about the Premises, from, without limitation, (a) any fire or other casualty, accident, occurrence or condition in or upon the Premises or the Property; (b) any defect in or failure of the plumbing, sprinkler, electrical, heating, ventilating and air-conditioning systems and equipment, or any other systems and equipment in the Premises and the Building; (c) any steam, gas, oil, water, rain or snow that may leak into or flow from any part of the Premises or the Building; (d) the falling of any fixture or any wall or ceiling materials; (e) broken glass; (f) latent or patent defects; (g) any acts or omissions of the other tenants or occupants of the Building; (h) any acts or omissions (excluding gross negligence) of Landlord, its agents, servants and employees; and (i) theft, criminal conduct, Act of God, public enemy, injunction, riot, strike, insurrection, war, terrorism, court order, or any order of any governmental authorities having jurisdiction over the Premises.

     19.    Quiet Enjoyment.  Landlord covenants and agrees with
            _______________
Tenant that upon Tenant paying the Base Rent and Additional Rent and observing and performing all the terms, covenants and conditions on Tenant's part to be observed and performed under this Lease, Tenant may peaceably and quietly enjoy the Premises hereby demised without hindrance or molestation from Landlord, subject to the terms and conditions of this Lease and to the ground leases, underlying leases and mortgages referred to in
Section 23 below.

     20.    Liability for Increased Insurance Costs.  Tenant
            _______________________________________
agrees that it will not do or suffer to be done, any act, matter or thing objectionable to Landlord's fire insurance companies whereby the fire insurance or any other insurance now in force or hereafter placed on the Premises or any part thereof or on the Property by Landlord shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date when Tenant took possession of the Premises. In case of a breach of this covenant, in addition to all other remedies of Landlord hereunder, Tenant agrees to pay to Landlord, as Additional Rent, any and all increases in premiums on insurance carried by Landlord on the Premises or any part thereof or on the Property caused in any way by the occupancy of Tenant.

     21.    Casualty Damage.
            _______________

            (a) In the event of damage to or destruction of the Premises caused by fire or other casualty, or of the entrances and other common facilities necessary to provide normal access to the Premises, or to other portions of the Building or its equipment which portions and equipment are necessary to provide services to the Premises in accordance herewith, Landlord shall undertake to make repairs and restorations as hereafter provided, unless this Lease be terminated by Landlord or Tenant as hereinafter provided, or unless any mortgagee which is entitled to receive casualty insurance proceeds fails to make available to Landlord a sufficient amount of such proceeds to cover the cost of such repairs and restoration.

            (b) If (i) the damage is of such nature or extent, in Landlord's sole judgment, that more than two hundred ten (210) consecutive days after commencement of the work would be required (with normal work crews and hours) to repair and restore the part of the Premises or the Building which has been damaged, or (ii) a substantial portion of the Premises or the Building is so damaged that, in Landlord's sole judgment, it is uneconomic to restore or repair the Premises or the Building, as the case may be, or (iii) less than two (2) years remain on the Term, or (iv) the amount of casualty insurance proceeds actually received by Landlord is insufficient, in Landlord's sole judgment, to repair or restore the Premises of the Building, as the case may be, Landlord shall so advise Tenant promptly, and either party, in the case described in clause (i) above, or Landlord, in the case described in clauses (ii), (iii) or (iv) above, for a period of ten (10) days thereafter, shall have the right to terminate this Lease by written notice to the other, as of the date specified in such notice, which termination date shall be no later than thirty (30) days after the date of such notice. In the event of such fire or other casualty, if this Lease is not terminated pursuant to the terms of this Section 21, if sufficient casualty insurance proceeds are available for use for such restoration or repair, and if this Lease is then in full force and effect, Landlord shall proceed diligently to restore the Premises to substantially its condition prior to the occurrence of the damage, provided that Landlord shall not be obligated to repair or restore any alterations, additions or fixtures which Tenant may have installed (whether or not Tenant has the right or the obligation to remove the same or is required to leave the same on the Premises as of the expiration or earlier termination of this Lease) unless Tenant, in a manner satisfactory to Landlord, assures payment in full of all costs as may be incurred by Landlord in connection therewith.

            (c) Landlord shall not insure any improvements or alterations to the Premises made by Tenant, or any fixtures, equipment or other property of Tenant. Tenant shall have the right, at its sole expense, to insure the value of its leasehold improvements, fixtures, equipment or other property located in the Premises, for the purpose of providing funds to Landlord to repair and restore the Leased Premises to substantially its condition prior to the occurrence of the damage. If there be any such alteration, fixtures or additions and Tenant does not assure or agree to assure payment of the cost of restoration or repair as aforesaid, Landlord shall have the right to determine the manner in which the Premises shall be restored so as to be substantially as the Premises existed prior to the damage occurring, as if such alterations, additions or fixtures had not then been made or installed.

            (d) The validity and effect of this Lease shall not be impaired in any way by the failure of Landlord to complete repairs and restoration of the Premises or of the Building within two hundred ten (210) consecutive days after commencement of work, even if Landlord had in good faith notified Tenant that the repair and restoration could be completed within such period, provided that Landlord proceeds diligently with such repair and restoration.

            (e) In the case of damage to the Premises not caused by the negligence or other tortious acts of Tenant, its agents, employees, licensees or invitees which is of a nature or extent that Tenant's continued occupancy is substantially impaired, the Base Rent otherwise payable by Tenant hereunder shall be equitably abated or adjusted for the duration of such impairment as determined by Landlord.

     22.    Condemnation.
            ____________

            (a) If the entire Premises shall be condemned or taken permanently for any public or quasi-public use or purpose, under any statute or by right of eminent domain, or by private purchase in lieu thereof, then in that event, at the option of either Landlord or Tenant exercised by notice to the other within thirty (30) days after the date when possession is taken, the Term of this Lease shall cease and terminate as of the date when possession is taken pursuant to such proceeding or purchase.
Base Rent and Additional Rent shall be adjusted and apportioned as of the time of such termination and any Base Rent and Additional Rent paid for a period thereafter shall be refunded. In the event a material portion of the Building shall be so taken (even though the Premises may not have been affected by the taking), Landlord may elect to terminate this Lease as of the date when possession is taken pursuant to such proceeding or purchase or Landlord may elect to repair and restore the portion not taken at its own expense.

            (b) In the event of any total or partial taking of the Premises, Landlord shall be entitled to receive the entire award in any such proceeding and Tenant hereby assigns any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof and Tenant hereby waives all rights against Landlord and the condemning authority, except that to the extent permitted by applicable law, Tenant shall have the right to claim and prove in any such proceeding and to receive any award which may be made to Tenant, if any, specifically for loss of good will, movable trade fixtures, equipment and moving expenses.

     23.    Subordination.  This Lease is and shall be subject
            _____________
and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which the Premises are a part, and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or lessee or by any mortgagee, but in confirmation of such subordination, Tenant shall execute any certificate that Landlord may reasonably require acknowledging such subordination, within fifteen (15) days after Landlord's request. Tenant agrees that in the event any person, firm, corporation or other entity acquires the right to possession of the real property of which the Premises are a part, including any mortgagee or holder of any estate or interest having priority over this Lease, Tenant shall, if requested by such person, firm, corporation or other entity, attorn to and become the tenant of such person, firm, corporation or other entity, upon the same terms and conditions as are set forth herein for the balance of the Term. Notwithstanding the foregoing, any mortgagee may, at any time, subordinate its mortgage to this Lease, without Tenant's consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such mortgage without regard to their respective dates of execution and delivery, and in that event, such mortgagee shall have the same rights with respect to this Lease as though it had been executed prior to the execution and delivery of the mortgage.

     24.    Estoppel Certificate.  At any time and from time to
            ____________________
time and within ten (10) days after written request by Landlord, Tenant shall execute, acknowledge and deliver to Landlord or Landlord's mortgagee an estoppel certificate substantially in the form attached as Exhibit "C", with any modifications thereto required by the then-applicable state of facts, or any other form of estoppel certificate reasonably required by a proposed mortgagee. It is the intention and agreement of Landlord and Tenant that any such statement by Tenant may be relied upon by a prospective purchaser or a prospective mortgagee of the Property, or by others, in any matter affecting the Premises. In the event that Tenant shall fail to return a fully executed copy of such estoppel certificate to Landlord within the foregoing ten (10) day period, then Tenant shall be deemed to have approved and confirmed all of the terms, certifications and representations contained in such estoppel certificate, and Tenant irrevocably authorizes and appoints Landlord as its attorney-in-fact to execute such estoppel certificate on behalf of Tenant.

     25.    Default.  The occurrence of any of the following
            _______
events (each, an "Event of Default") shall constitute a material
                  ________________
default and breach of this Lease by Tenant:

            (a) The failure of Tenant to take possession of the Premises within thirty (30) days after the Commencement Date of this Lease;

            (b)  The abandonment of the Premises by Tenant;

            (c) The assignment of this Lease or subletting of the Premises or any part thereof in violation of Section 14;

            (d) A failure by Tenant to pay, when due, any installment of Base Rent, Additional Rent or any other sum required to be paid by Tenant under this Lease, where such failure continues for more than ten (10) days after Tenant has received written notice of the delinquent payment from or on behalf of Landlord; provided, however, Landlord need not give any such written notice, and Tenant shall not be entitled to any such period of grace, more than twice in any twelve (12) month period;

            (e) A failure by Tenant to observe and perform any other provision or covenant of this Lease to be observed or performed by Tenant, where such failure continues for thirty (30) days after Tenant receives written notice thereof from or on behalf of Landlord; provided, however, that if the nature of the default is such that the same cannot reasonably be cured within such thirty (30) day period, Tenant shall not be deemed to be in default if Tenant shall commence the cure of the default within such thirty (30) day period and thereafter diligently prosecute the same to completion within sixty (60) days after Tenant receives written notice thereof;

            (f) The filing of a petition by or against Tenant for adjudication as a bankrupt or insolvent or for its reorganization or for the appointment of a receiver or trustee of Tenant's property pursuant to any local, state or federal bankruptcy or insolvency law; or an assignment by Tenant for the benefit of creditors; or the seizure of Tenant's property by any local, state or federal governmental officer or agency or court-appointed official for the dissolution or liquidation of Tenant or for the operating, either temporary or permanent, of Tenant's business, provided, however, that if any such action is commenced against Tenant the same shall not constitute a default if Tenant causes the same to be dismissed within sixty (60) days after the filing thereof; or

            (g) The entry of any order, judgment or decree entered by a court of competent jurisdiction approving a petition seeking reorganization of Tenant or all or a substantial part of the assets of Tenant, or appointing a receiver, sequestrator, trustee or liquidator or Tenant or any of its property, and such order, judgment or decree shall continue unstayed and in effect for any period of thirty (30) days.

     26.    Remedies.  Upon the occurrence of any Event of
            ________
Default set forth in Section 25 above, Landlord may exercise any one or more of the following remedies:

            (a) Landlord may perform for the account of Tenant the cure of any such default of Tenant and immediately recover as Additional Rent any expenditures made and the amount of any obligations incurred in connection therewith, plus interest at the Overdue Interest Rate from the date of any such expenditures.

            (b) Landlord may accelerate all Base Rent and Additional Rent due for the balance of the Term of this Lease and declare the same, along with all sums past due, to be immediately due and payable. In determining the amount of any future Additional Rent payments due Landlord as a result of Operating Costs, Landlord may make such determination based upon the amount of Additional Rent paid by Tenant with respect to Operating Costs for the entire year immediately prior to such default.

            (c)  Landlord may re-enter and repossess the
Premises, breaking open locked doors, if necessary, and may use as much force as necessary to effect such entrance without being liable to any action or prosecution for such entry or the manner thereof, and Landlord shall not be liable for the loss of any property in the Premises. Landlord may remove all of Tenant's goods and property from the Premises. Landlord shall have no liability for any damage to such goods and property and Landlord shall not be responsible for the storage or protection of the same upon removal. No re-entry or repossession of the Premises shall be deemed a termination of this Lease or a release of Tenant from its continuing obligations hereunder. Without limiting the foregoing, unless Landlord has elected to accelerate rent as provided in Section 26(b), Tenant shall continue to pay Base Rent, Additional Rent and other sums payable under this Lease when and as due. Tenant shall be entitled to a credit against such sums payable to Landlord in an amount equal to the net proceeds, if any, of any reletting effected for the account of Tenant pursuant to Section 26 (e), after deducting from such proceeds all of Landlord's expenses in connection with such reletting (including, without limitation, all related repossession costs, brokerage commissions, legal expenses, attorneys' fees, employees' expenses, alteration costs and expenses of preparation for such reletting).

            (d) Landlord shall use reasonable efforts to relet the Premises for and upon such terms and to such persons, firms or corporations and for such period or periods as Landlord, in its sole discretion, shall determine, which may include a term beyond the termination of this

Lease. Landlord need not consider any tenant offered by Tenant in connection with such reletting or attempt to relet the Premises prior to the lease of other available space in the Building. For the purpose of such reletting, Landlord may decorate or make reasonable repairs, changes, alterations or additions in or to the Premises to the extent deemed by Landlord to be desirable or convenient and the cost of such repairs, changes, alterations or additions shall be charged to and be payable by Tenant as Additional Rent hereunder, as well as any reasonable brokerage and legal fees expended by Landlord. Any sums collected by Landlord from any new tenant obtained for the Premises shall be credited against the balance of Base Rent and Additional Rent due hereunder as aforesaid.

            (e) At its option, Landlord may serve notice upon Tenant that this Lease and the then-unexpired Term hereof shall cease and expire and become absolutely void on the date specified in such notice, to be not less than five (5) days after the date of such notice, without any right on the part of Tenant to save the forfeiture by payment of any sum due or by the performance of any term, provision, covenant, agreement or condition broken; and, thereupon and at the expiration of the time limit in such notice, this Lease and the Term hereof granted, as well as the entire right, title and interest of Tenant hereunder, shall wholly cease and expire and become void in the same manner and with the same force and effect (except as to Tenant's liability) as if the date fixed in such notice were the expiration date of the Term of this Lease. Thereupon, Tenant shall immediately quit and surrender the Premises to Landlord and Landlord may enter into and repossess the Premises by summary proceedings, detainer, ejectment or otherwise and remove all occupants thereof and, at Landlord's option, any property therein, without being liable to indictment, prosecution or damages therefor.

            (f) No expiration or termination of the Term pursuant to Section 26(e), by operation of law or otherwise, and no repossession of the Premises or any part thereof pursuant to
Section 26(c), or otherwise, and no reletting of the Premises or any part thereof pursuant to Section 26(d) shall relieve Tenant of its liabilities and obligations hereunder, all of which shall survive such expiration, termination, repossession or reletting.

            (g) In the event of any expiration or termination of this Lease by reason of an occurrence of an Event of Default, and Landlord has not elected to accelerate rent pursuant to Section 26(b), Tenant shall pay to Landlord the Base Rent, Additional Rent and other sums required to be paid by Tenant to and including the date of such expiration or termination; and, thereafter, Tenant shall, until the end of what would have been the expiration of the Term in the absence of such expiration or termination, and whether or not the Premises or any part thereof shall have been relet, be liable to Landlord for, and shall pay to Landlord, as liquidated and agreed current damages, the Base Rent, Additional Rent and other sums which would be payable under this Lease by Tenant in the absence of such expiration or termination, less the net proceeds, if any, of any reletting effected for the account of Tenant pursuant to Section 26(d), after deducting from such proceeds all of Landlord's expenses in connection with such reletting (including, without limitation, all related repossession costs, brokerage commissions, legal expenses, attorneys' fees, employees' expenses, alteration costs and expenses of preparation for such reletting). Tenant shall pay such current damages on the days on which the Base Rent would have been payable under this Lease in the absence of such expiration or termination, and Landlord shall be entitled to recover the same from Tenant on each such day.

            (h) Any time after such expiration or termination of this Lease or repossession of the Premises or any part thereof by reason of the occurrence of an Event of Default, whether or not Landlord shall have collected any current damages pursuant to
Section 26(g), Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord on demand, unless Tenant has paid the whole of accelerated rent pursuant to Section 26(b), as and for liquidated and agreed final damages for Tenant's default and in lieu of all current damages beyond the date of such demand (it being agreed that it would be impracticable or extremely difficult to fix the actual damages), an amount equal to (x) the excess, if any, of (i) Base Rent, Additional Rent and other sums which would be payable under this Lease for the remainder of the Term from the date of such demand (or, if it be earlier, the date to which Tenant shall have satisfied in full its obligations under Section 26(g) to pay current damages) for what would have been the then-unexpired term of this Lease in the absence of such expiration, termination or repossession, discounted at the rate of two percent (2%) per annum, over (ii) the then-fair rental value of the Premises for the same period, discounted at a like rate, plus (y) those costs, charges and expenses reimbursable to Landlord under Section 26(j). If any statute or rule of law shall validly limit the amount of such liquidated final damages to less than the amount above agreed upon, Landlord shall be entitled to the maximum amount allowable under such statute or rule of law.

            (i) In the event of a breach or threatened breach by Tenant of any of the agreements, conditions, covenants or terms of this Lease, Landlord shall have the right to seek an injunction to restrain the same and the right to invoke any remedy allowed by law or in equity, whether or not other remedies, indemnities or reimbursements are herein provided. The rights and remedies given to Landlord in this Lease are distinct, separate and cumulative remedies, and no one of them, whether or not exercised by Landlord, shall be deemed to be in exclusion of any of the others.

            (j) Tenant shall pay upon demand all of Landlord's costs, charges and expenses, including all repossession costs, brokerage commissions, alteration costs and expenses of reletting, and fees and out-of-pocket expenses of legal counsel, agents and others retained by Landlord incurred in enforcing Tenant's obligations hereunder or incurred by Landlord in any litigation, negotiation or transaction in which Tenant causes Landlord, without Landlord's fault, to become involved or concerned, together with interest at the Overdue Interest Rate from the date incurred by Landlord to the date of payment by Tenant.

            (k) Tenant agrees that this Lease sets forth all notices that Landlord may be required to give in connection with the exercise of remedies and waives any and all further notices of default, termination, to quit or otherwise that may be required under any present or future laws.

            (l) Landlord may exercise any other remedy, at law or in equity, now or hereafter available to Landlord.

     27.    Landlord Default.  In the event Landlord fails to
            ________________
perform any of the agreements, terms, covenants or conditions of this Lease required to be performed by Landlord, Tenant shall have, as its sole remedy, the right to institute a lawsuit against Landlord for damages resulting from such failure.

     28.    Requirement of Strict Performance.  The failure or
            _________________________________
delay on the part of Landlord to enforce or exercise at any time any of the provisions, rights or remedies in the Lease shall in no way be construed to be a waiver thereof, or in any way to affect the validity of this Lease or any part thereof, or the right of Landlord to thereafter enforce each and every such provision, right or remedy. No waiver of any breach of this Lease shall be held to be a waiver of any other or subsequent breach. The receipt by Landlord of Base Rent or Additional Rent at a time when Base Rent or Additional Rent is in default under this Lease shall not be construed as a waiver of such default. The receipt by Landlord of a lesser amount than Base Rent or Additional Rent due shall not be construed to be other than a payment on account of Base Rent or Additional Rent then due, and any statement on Tenant's check or any letter accompanying Tenant's check to the contrary shall not be deemed an accord and satisfaction, and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of Base Rent or Additional Rent due or to pursue any other remedies provided in this Lease. No act or thing done by Landlord or Landlord's agents or employees during the Term of this Lease shall be deemed an acceptance of a surrender of the Premises and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

     29.    Surrender of Premises; Holding Over.


            _____________________

            (a) This Lease shall terminate and Tenant shall deliver up and surrender possession of the Premises to Landlord on the last day of the Term hereof, and Tenant hereby waives the right to any notice of termination or notice to quit. Upon the expiration or sooner termination of this Lease, Tenant covenants to deliver up and surrender possession of the Premises in the same condition in which Tenant has agreed to maintain and keep the same during the Term of this Lease in accordance with the provisions of this Lease, normal wear and tear excepted.

            (b) If Landlord agrees in writing that Tenant may hold over after the expiration or termination of this Lease, unless the parties hereto otherwise agree in writing on the terms of such holding over, the hold over tenancy shall be subject to termination by Landlord at any time upon not less than five (5) days advance written notice, or by Tenant at any time upon not less than thirty (30) days advance written notice, and all of the other terms and provisions of this Lease shall be applicable during that period, except that Tenant shall pay Landlord from time to time upon demand, as Base Rent for the period of any hold over, an amount equal to double the Base Rent in effect on the termination date, computed on a daily basis for each day of the hold over period. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly agreed by Landlord in writing. The foregoing notwithstanding, if Landlord does not agree in writing that Tenant may hold over after the expiration or termination of this Lease, Landlord, in addition to accepting the daily Base Rent during the period of such holding over, as hereinabove provided, shall be entitled to pursue all remedies at law and in equity to which Landlord is entitled, including, without limitation, rights to ejectment and damages.

     30.    Compliance With Laws and Ordinances.
            ___________________________________

            (a)  In General.  At its sole cost and expense,
                 __________
Tenant shall promptly fulfill and comply with all laws, ordinances, regulations and requirements of the municipal, county, state and federal governments and any and all departments thereof having jurisdiction over the Property, and of the National Board of Fire Underwriters or any other similar body now or hereafter constituted, affecting Tenant's occupancy of the Premises or the business conducted therein.

            (b)  Environmental Matters.
                 _____________________
                 (i)   Tenant represents and warrants that
Tenant's use does not, and its use of the Premises will not, involve the use, maintenance, storage or discharge of materials or substances that are defined or listed as hazardous or toxic by any federal, state or municipal statutes, ordinances, laws rules or regulations (collectively, "Hazardous Substances") other than
                               ____________________
materials of the type and in the quantities customarily found in general office use, such as cleaning supplies and copier and printer toner fluids ("Permitted Substances"). Tenant shall
                       ____________________
comply with all federal, state and municipal statutes, ordinances, laws, rules and regulations relating to the storage, use, discharge and disposal of such Permitted Substances.

                 (ii)   In the event any present or future
federal, state or municipal statute, ordinance, law, rule or regulation requires Landlord or Tenant to obtain a clearance certificate or declaration of non-applicability, similar or dissimilar to those required by the New Jersey Industrial Site Recovery Act, upon the expiration or sooner termination of this Lease and/or any transfer of title to the Property, Tenant shall apply therefor, or execute and deliver an application therefor to Landlord without delay, and take such action as may be necessary under such applicable statute, ordinance, law, rule or regulation to obtain such clearance certificate or declaration.

            (c)  Recycling.  Tenant agrees to comply with all
                 _________
laws, ordinances, rules and regulations regarding the removal of solid waste, including but not limited to voluntary or mandatory recycling of paper, cardboard, glass, metal and plastic containers. Tenant shall be responsible for and shall reimburse Landlord upon demand for all surcharges, fines and other costs and expenses incurred by Landlord by reason of Tenant's failure to comply with all applicable recycling requirements.

            (d)  ADA Compliance.  The parties acknowledge that
                 ______________
the Americans With Disabilities Act of 1990 (42 U.S.C. Section 12101 et seq.) and regulations and guidelines promulgated thereunder, as all of the same may be amended and supplemented from time to time (collectively referred to herein as the "ADA") establish requirements for business operations, accessibility and barrier removal, and that such requirements may or may not apply to the Premises and Property depending on, among other things:
(1) whether Tenant's business is deemed a "public accommodation" or "commercial facility", (2) whether such requirements are "readily achievable", and (3) whether a given alteration affects a "primary function area" or triggers "path of travel" requirements. The parties hereby agree that: (a) Landlord shall perform any required ADA Title III compliance in the common areas, except as provided below, (b) Tenant shall perform any required ADA Title III compliance in the Premises including any leasehold improvements or other work to be performed in the interior areas of the Premises (other than work included in the Tenant Finish Work to be performed by Landlord pursuant to
Section 48) and (c) Landlord may perform and/or require that Tenant perform and Tenant shall be responsible for the costs of, ADA Title III "path of travel" compliance in the common areas triggered by alterations in the Premises made by Tenant after the Commencement Date. Tenant shall be solely responsible for requirements under Title I of the ADA relating to Tenant's employees.

     31.    Use and Occupancy Taxes, Sales Taxes, and Other
            _______________________________________________
Taxes.  Landlord shall collect and Tenant shall be obligated to
_____
pay to Landlord all amounts owing to the Commonwealth of Pennsylvania and any other governmental authority for use and occupancy taxes or sales taxes with respect to the Premises or the rentals payable under this Lease. These payments shall be made monthly at the time Tenant's Base Rent payments are due. Payments representing amounts due for use and occupancy taxes or sales taxes shall not be abated during any period that Base Rent is abated pursuant to the terms of this Lease. Tenant shall be liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Tenant in the Premises, and if any such taxes for which Tenant is liable are in any way levied or assessed against Landlord, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

     32.    Waiver of Trial by Jury.  IT IS MUTUALLY AGREED BY
            _______________________
AND BETWEEN LANDLORD AND TENANT THAT THE RESPECTIVE PARTIES HERETO SHALL AND HEREBY DO WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER AGAINST THE OTHER ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OF OR OCCUPANCY OF THE PREMISES AND/OR ANY CLAIM OF INJURY OR DAMAGE. IT IS FURTHER MUTUALLY AGREED THAT IN THE EVENT LANDLORD COMMENCES ANY SUMMARY PROCEEDING FOR NON-PAYMENT OF RENT, TENANT WILL NOT INTERPOSE ANY COUNTERCLAIM OF WHATEVER NATURE OR DESCRIPTION IN ANY SUCH PROCEEDING.

     33.    Notices.  All notices or demands under this Lease
            _______
shall be in writing and shall be given or served by either Landlord or Tenant to or upon the other, either personally, by Registered or Certified Mail, Return Receipt Requested, postage prepaid, or by Fed Ex or other nationally recognized overnight delivery service, delivery charges prepaid. Such notices and demands shall be addressed, if to Landlord, to Landlord at Landlord's Address, and if to Tenant, to Tenant at Tenant's Address. All notices and demands shall be deemed given or served upon the date of receipt or refusal of delivery thereof, if delivered personally, or three (3) business days after the date deposited with the United States Postal Service, or one (1) business day after the date delivered to the overnight delivery service, even if the recipient shall fail or refuse to accept delivery of such notice or demand. Either Landlord or Tenant may change its address to which notices and demands shall be delivered or mailed by giving written notice of such change to the other as herein provided.

     34.    Notice to Lender.  If the Premises or the Property or
            ________________
any part thereof are at any time subject to a mortgage or other similar instrument and this Lease or the rentals are assigned to such mortgagee, trustee or beneficiary and the Tenant is given written notice thereof, including the post office address of such assignee, then Tenant shall not terminate this Lease or abate rentals for any default on the part of Landlord without first giving written notice by certified or registered mail, return receipt requested, to such assignee, specifying the default in reasonable detail, and affording such assignee a reasonable opportunity to make performance, at its election, for and on behalf of the Landlord.

     35.    Real Estate Brokers.  Tenant warrants to Landlord
            ___________________
that Tenant dealt and negotiated only with LMS Commercial Real Estate and Landlord for this Lease and with no other broker, firm, company or person. Tenant hereby agrees to indemnify, defend and hold Landlord harmless from and against any and all claims, suits, proceedings, damages, obligations, liabilities, counsel fees, costs, losses, expenses, orders and judgments imposed upon, incurred by or asserted against Landlord by any broker or agent claiming by, through or under Tenant.

     36.    Force Majeure.  Landlord shall be excused for the
            _____________
period of any delay in the performance of any of its obligations under this Lease, when prevented from so doing by any cause or causes beyond Landlord's reasonable control, which shall include, without limitation, delay in obtaining possession of the Premises due to the holdover by an existing occupant, all labor disputes, strikes, inability to obtain any materials or services, civil commotion, restrictions, limitations or delays caused by governmental regulations or governmental agencies, adverse weather conditions or acts of God, each of which shall be an event of "Force Majeure".
          _____________

     37.    Landlord's Obligations.  Landlord's obligations
            ______________________
hereunder shall be binding upon Landlord (and each successor Landlord) only for the period of time that such Landlord is in ownership of the Property, and upon termination of that ownership, except as to any obligations which have then matured, Tenant shall look solely to such Landlord's successor in interest in the Property for the satisfaction of each and every obligation of Landlord hereunder. If any Security Deposit has been made by Tenant, Landlord shall transfer such Security Deposit to the purchaser and thereupon the transferring Landlord shall be discharged from any further liability with respect thereto.

     38.    Landlord's Liability.  Notwithstanding any provision
            ____________________
to the contrary contained in this Lease, Tenant shall look solely to the estate and interest of Landlord in and to the Property, and Landlord shall have no personal liability, in the event of any claim against Landlord arising out of or in connection with this Lease, the relationship of Landlord and Tenant, or Tenant's use of the Premises, and Tenant agrees that the liability of Landlord arising out of or in connection with this Lease, the relationship of Landlord and Tenant, or Tenant's use of the Premises shall be limited solely to such estate or interest of Landlord in and to the Property and that Landlord shall have no personal liability as provided above in this sentence. No properties or assets of Landlord other than the estate and interest of Landlord in and to the Property, and no property owned by any partners, officer, member, director or trustee in or of Landlord, shall be subject to levy, execution or other enforcement procedures for the satisfaction of any judgment (or other judicial process) or for the satisfaction of any other remedy of Tenant arising out of or in connection with this Lease, the relationship of Landlord and Tenant or Tenant's use of the Premises. Further, in no event whatsoever shall any partner, officer, member, director or trustee in or of Landlord have any liability or responsibility whatsoever arising out of or in connection with this Lease, the relationship of Landlord and Tenant or Tenant's use of the Premises.

     39.    Liability of Tenant.  If there be more than one
            ___________________
Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. The obligations hereunder imposed upon Tenant shall be the joint and several obligations of Tenant and Guarantor, and Landlord need not first proceed against Tenant before proceeding against Guarantor nor shall Guarantor be released from its guaranty for any reason whatsoever, including without limitation, in case of any amendments hereto, waivers hereof or failure to give such guarantor any notice hereunder.

     40.    Financial Statements.  Within thirty (30) days

            ____________________
following Landlord's written request therefor, Tenant shall deliver to Landlord a copy of Tenant's most recent financial statements (consisting, at a minimum, of Tenant's current annual report) for Tenant's fiscal year just ended, certified by an independent certified public accountant as presenting fairly, in all material respects, the financial position of Tenant and the results of its operations in accordance with generally accepted accounting principles.

     41.    Successors.  The respective rights and obligations of
            __________
Landlord and Tenant under this Lease shall bind and shall inure to the benefit of Landlord and Tenant and their legal representatives, heirs, successors and assigns, provided, however, that no rights shall inure to the benefit of any successor of Tenant unless Landlord's written consent to the transfer to such successor has first been obtained as provided in
Section 14 above.

     42.    Governing Law.  This Lease shall be construed,
            _____________
governed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

     43.    Severability.  If any provisions of this Lease shall
            ____________
be held to be invalid, void or unenforceable, the remaining provisions of this Lease shall in no way be affected or impaired and such remaining provisions shall continue in full force and effect.

     44.    Captions.  Any headings preceding the text of the
            ________
several Sections of this Lease are inserted solely for convenience of reference and shall not constitute a part of this Lease or affect its meaning, construction or effect.

     45.    Gender.  As used in this Lease, the word "person"
            ______
shall mean and include, where appropriate, an individual, corporation, partnership or other entity; the plural shall be substituted for the singular, and the singular for the plural, where appropriate; and words of any gender shall mean and include any other gender.

     46.    Execution.  The submission and negotiation of this
            _________
Lease by Landlord shall not be deemed an offer to lease by Landlord, but merely the solicitation of such an offer from Tenant. Tenant's execution and delivery of this Lease constitutes a firm offer which may not be withdrawn for a period of thirty (30) days after delivery to Landlord. This Lease shall only become effective when it has been signed by a duly authorized officer or representative of both Landlord and Tenant.

     47.    Entire Agreement.  This Lease, including the
            ________________
Exhibits, contains all the agreements, conditions, understandings, representations and warranties made between Landlord and Tenant with respect to the subject matter hereof, and may not be modified orally or in any manner other than by an agreement in writing signed by both Landlord and Tenant or their respective successors in interest.

     48.    Tenant Finish Work.
            __________________

            (a)  In General.  Landlord shall construct Tenant
                 __________
Finish Work in the Premises in accordance with Exhibit "B" attached hereto. Landlord shall use diligent efforts to have the Premises Substantially Completed by the Scheduled Commencement Date, subject to delays caused by Tenant ("Tenant Delays"), Force
                                           _____________
Majeure or other causes beyond Landlord's reasonable control, any of which shall extend the Scheduled Commencement Date for a period equal to the total of the duration of each such delay. Tenant shall also pay to Landlord as Additional Rent on the Commencement Date of the Term an amount equal to the aggregate number of days of delay due to Tenant Delays, multiplied by the annual Base Rent for the first year of the Term of the Lease, divided by three hundred sixty five (365) days.

            (b)  Substantial Completion.  The terms
                 ______________________
"Substantially Completed" and "Substantial Completion" shall
 _______________________       ______________________
mean:

                 (i) Landlord has completed the Tenant Finish Work so that (i) Tenant can use the Premises for its business purposes and (ii) the only incomplete items are Long Lead Items and other punchlist items, including but not limited to minor details of construction and mechanical adjustments. As used herein, "Long Lead Items" are items of construction which require
         _______________
longer than eight (8) weeks to order and install in the Premises.

                 (ii)  Landlord has secured a temporary
certificate of occupancy from Manheim Township or the Township has otherwise authorized the use and occupancy of the Premises (provided that this requirement shall not apply if a temporary certificate of occupancy is not available due to work performed or to be performed by Tenant and its separate contractors).

                 (iii) Tenant, its employees, agents, and invitees, have ready access to the Building and Premises through the lobby, entranceways, elevators, and hallways.

                 (iv)  the Premises are ready for the
installation of Tenant's Property (as defined below), or any decoration that Tenant will install.

                 (v) The following items are installed and in good operating order: (i) elevators, HVAC, utilities, and plumbing serving the Premises and (ii) the doors and hardware
(which may be temporary doors and hardware if the items specified are Long Lead Items).

                 (vi)  the Premises are broom clean.

            (c)  Advance Notice.  Landlord shall give Tenant at
                 ______________
least five (5) days advance notice of the estimated date of Substantial Completion if different from the Scheduled Commencement Date. If the estimated date of Substantial Completion changes at any time after Landlord gives such notice, then Landlord shall give five (5) days advance notice of the new estimated date of Substantial Completion.

            (d)  Inspection and Punchlist.  Prior to or within
                 ________________________
ten (10) days following the Commencement Date, Landlord and Tenant shall inspect the Premises, and prepare a punchlist. The punchlist shall list incomplete, minor, or insubstantial details of construction; necessary mechanical adjustments; and needed finishing touches. Landlord will use reasonable efforts to complete the correction of punchlist items within thirty (30) days after such inspection.

            (e)  Installation of Tenant's Property.  During the
                 _________________________________
last twenty (20) days prior to the estimated date of Substantial Completion, Tenant and Tenant's contractors may place and install Tenant's furniture, trade fixtures, equipment and other personal property (together "Tenant's Property") in the Premises without
                    _________________
triggering the Commencement Date or incurring liability on the part of Tenant for Base Rent or Additional Rent, provided, however (1) prior to any such installation, Tenant shall provide Landlord with evidence of Tenant's insurance as provided in
Section 17 hereof, (2) all of the other terms and conditions of the Lease shall apply during the installation of Tenant's Property, (3) Tenant and Tenant's contractors shall not interfere with the completion of the Tenant Finish Work and (4) in the event of a work stoppage in the Tenant Finish Work caused by the installation of Tenant's Property or in the event of the interference by Tenant or Tenant's contractors installing Tenant's Property with Landlord's construction, Tenant or Tenant's contractors, as the case may be, shall immediately cease work and suspend the installation of Tenant's Property until the completion by Landlord of the Tenant Finish Work.

            (f)  Tenant Improvements.  If Tenant desires to
                 ___________________
construct finish work ("Tenant Improvements") beyond the Tenant
                        ___________________
Finish Work specified on Exhibit "B" attached hereto, Tenant shall do so at Tenant's sole cost and expense. Such Tenant Improvements shall be subject to Landlord's prior written consent and performed in compliance with Sections 10 and 11 hereof.

            (g)  Exterior Finishes.  Landlord shall construct the
                 _________________
exterior facade of the Building in accordance with the standard finish work shown on the architectural drawings described as Lausch Lane Project prepared by Light-Heigel & Associates, Inc. dated February 24, 2005, last revision April 22, 2005 (the "Standard Facade"). If Tenant desires to make adjustments, which adjustments shall require Landlord's prior written consent, to the plans for the Standard Facade, and such adjustments increase the cost of the exterior facade beyond that for the Standard Facade, Tenant shall bear such increase in cost. Tenant shall be required to advance the amount of such increase promptly upon Landlord's approval of such adjustments.

     49.    Option to Renew.  Landlord hereby grants Tenant three
            _______________
(3) options to renew the Term of the Lease, upon the following terms and conditions:

            (a) The first renewal term (such renewal term, once exercised, is referred to in this Section as the " First Renewal
                                                   _____________
Term") shall be for five (5) years, commencing on the next day
____
following the expiration date of the initial Term of this Lease;

            (b) The second renewal term (such renewal term, once exercised, is referred to in this Section as the "Second Renewal
                                                  ______________
Term") shall be for five (5) years, commencing on the next day
____
following the expiration date of the First Renewal Term of this Lease;

            (c) The third renewal term (such renewal term, once exercised, is referred to in this Section as the "Third Renewal
                                                  _____________
Term") shall be for four (4) years and eleven (11) months,
____
commencing on the next day following the expiration date of the Second Renewal Term of this Lease;

            (d) Except as provided below, Tenant must exercise the first renewal option, if at all, upon at least twelve (12) months written notice to Landlord, prior to the expiration date of the initial Term;

            (e) Except as provided below, Tenant must exercise the second renewal option, if at all, upon at least twelve (12) months written notice to Landlord, prior to the expiration date of the First Renewal Term;

            (f) Except as provided below, Tenant must exercise the third renewal option, if at all, upon at least twelve (12) months written notice to Landlord, prior to the expiration date of the Second Renewal Term;

            (g) At the time Tenant delivers its notice of election to renew for any Renewal Term to Landlord, this Lease shall be in full force and effect, Tenant shall not have assigned this Lease or sublet the Premises, and no Event of Default shall have occurred and be continuing hereunder;

            (h) The First Renewal Term, the Second Renewal Term and the Third Renewal Term shall each be upon the same terms, covenants and conditions contained in the Lease, except that the Annual Base Rent shall be the Annual Base Rent applicable to such First Renewal Term, Second Renewal Term or Third Renewal Term, as shown on the Reference Data; and

            (i)  There shall be no further privilege of renewal.

            (j) If Tenant exercises these option to renew, Landlord and Tenant shall execute and deliver an amendment to this Lease confirming the commencement and expiration dates of the First Renewal Term, Second Renewal Term or Third Renewal Term, as applicable, and any other relevant terms and conditions agreed upon by Landlord and Tenant applicable during such First Renewal Term, Second Renewal Term or Third Renewal Term. In such event the term "Term" whenever used herein shall be deemed to
                ____
include such First Renewal Term, Second Renewal Term and Third
Renewal Term.

     50.    Naming Rights.  Provided that Tenant continues to
            _____________
occupy the Third Floor, or at least one third (1/3rd) of the Premises, subject to Landlord's prior written consent, which shall not be unreasonably withheld, Tenant shall have the right to designate the name by which the Building shall be commonly known. At Tenant's cost and expense Landlord shall include the building name so designated by Tenant in the Building's signage.

     51.    ATM Machine.  For so long as Tenant continues to
            ___________
occupy the Third Floor, or at least one third (1/3rd) of the Premises, Tenant shall have the right and license to install and operate, at Tenant's sole cost and expense, an ATM machine in a
location mutually agreed upon by Landlord and Tenant.   Tenant's
installation and operation of such ATM machine shall be at Tenant's sole risk and expense. Tenant shall be responsible for providing all security that may be required with respect to the ATM machine and shall indemnify and hold Landlord harmless from and against all loss, cost and expense arising out of or in connection with the installation and operation of the ATM machine. Without limiting the foregoing, Tenant shall pay all electric charges for operation of the ATM machine and reimburse Landlord for any additional maintenance costs incurred due to the presence of the ATM machine. Upon the expiration or sooner termination of this Lease Tenant shall remove the ATM machine and restore the affected portion of the Building to its condition prior to the installation thereof.

     52.    Right of First Offer.  Provided that no Event of
            ____________________
Default has occurred and is then continuing under this Lease, Tenant shall, during the Lease Term, have a right of first offer (a "Right of First Offer"), subject to the terms of this Section,
    ____________________
to purchase the entirety (but not less than the entirety) of the Property, in accordance with the terms of this Section.

            (a) In the event, during the Term, (i) Landlord shall determine, in its sole and absolute discretion, that Landlord desires to sell the Property, or (ii) Landlord shall receive an unsolicited offer to purchase the Property for a third party which Landlord contemplates accepting, Landlord shall notify Tenant in writing of Landlord's intent to market the Property (the "Offer Notice"). The Offer Notice shall disclose
               ____________
to Tenant Landlord's asking price for the Property (the "Offer
                                                         _____
Price").
_____

            (b) The following provisions shall govern the exercise by Tenant of its Right of First Offer:

                 (i) Tenant shall have fifteen (15) business days after receipt of the Offer Notice to (A) exercise its Right of First Offer by giving Landlord written notice of Tenant's election to acquire all (but not less than all) of the Property at the Offer Price (an "Election Notice"), or (B) elect not to

                        _______________
exercise its Right of First Offer for the acquisition of the Property. Tenant's failure to timely respond to the Offer Notice shall constitute Tenant's election not to exercise its Right of First Offer.

                 (ii) If Tenant elects (whether by failure to respond within the requisite time period or otherwise) not to exercise its Right of First Offer, Landlord shall be free to offer the Property for sale to the public at such price and on such terms as Landlord deems appropriate in its sole and absolute discretion.

                 (iii) In the event Tenant exercises its Right of First Offer within the fifteen (15) business day period described in Section 52(b)(i) above, then Tenant and Landlord shall execute an Agreement of Purchase and Sale for the Property in accordance with subsection (c), below.

                 (iv) If Tenant fails or declines to exercise its Right of First Offer under this Section, and Landlord enters into a sale contract for the Property with a prospective purchaser which is no longer subject to Tenant's Right of First Offer hereunder, Landlord shall be under no obligation thereafter to inform Tenant of any modifications or amendments to such contract entered into after its execution, notwithstanding that the effect of such amendment may be to reduce the purchase price for the Property, and any such price reduction shall be fully effective, free and clear of any right of Tenant under this Section, it being agreed that Tenant's Right of First Offer shall forever terminate and thereafter be null and void and of no force or effect upon the Landlord's entry into any contract of sale for the Property.

            (c)  Within ten (10) days after receipt of Tenant's
Election Notice, Landlord shall prepare and deliver to Tenant an
Agreement of Purchase and Sale (the "Agreement of
                                     ____________

Sale") which shall:  (i) evidence the parties non-contingent
____
binding obligation to sell (as to Landlord) and to purchase (as to Tenant) the Property at and for the Offer Price, (ii) provide for the immediate payment of a deposit from Tenant to Landlord in an amount equal to ten percent (10%) of the Offer Price, (iii) provide for closing thereunder on an all cash basis not later than ninety (90) days after the date of the Offer Notice, (iv) provide for the sale of the Property on an "as-is, where-is" basis without representations or warranties of any kind, (v) limit Tenant's damages as a result of its default under the Agreement of Sale to the amount of the deposit set forth in subsection (ii) above, provided that in the event Tenant contests Landlord's right to receive and retain such deposit, and Landlord prevails in such contest, Landlord shall be entitled to recover from Tenant its reasonable attorneys fees and court costs in addition to forfeiture of the deposit, and (vi) evidence such other terms and conditions as Landlord and Tenant may mutually agree. Tenant and Landlord shall agree on the content of the Agreement of Sale within twenty (20) days after delivery thereof to Tenant, and thereafter shall execute the Agreement of Sale and deliver same, prepared in accordance with the foregoing requirements, not later than forty (40) days after the date of the Offer Notice.

            (d) In the event Tenant fails or declines to exercise its Right of First Offer within the requisite time periods in accordance with this Section, or in the event Tenant fails or declines to execute and deliver the Agreement of Sale within the requisite time period after Tenant exercises its Right of First Offer, then Tenant's Right of First Offer shall be extinguished and be of no further force and effect unless Landlord does not execute a contract for sale of the Property for a period of ten (10) months thereafter and Landlord shall have the right to enter into a contract to sell the Property or any part thereof to any other party during such ten (10) month period without any further notification to Tenant.

            (e)  Time is of the essence in this Section.

            (f) Tenant acknowledges and agrees that this Right of First Offer and any other rights granted under this Section are granted exclusively to Tenant and not to any assignee or sublessee of Tenant.

            (g) In the event (A) Tenant declines to exercise its option under the Right of First Offer described above, and Landlord has not entered into a contract to sell the Leased Premises for a period of ten (10) months after Tenant first declined or failed to act upon such right, and (ii) after expiration of such ten (10) month period, Landlord at any time thereafter and during the Term determines in its sole and absolute subjective discretion to offer the Property for sale, then: (x) Landlord agrees to notify Tenant in accordance with the terms of this Section, and (y) Tenant's Right of First Offer shall remain in effect strictly in accordance with the terms and provisions of this Section.

            (h) In the event Tenant exercises its Right of First Offer as granted herein, pending the exercise thereof and the date of closing thereon, Tenant agrees that (i) it will remain in possession of the Premises solely under this Lease and not as a purchaser in possession or under an alleged pre-occupancy agreement, (ii) possession of fee simple ownership shall be given only upon the consummation of closing under the Agreement of Sale, (iii) until consummation of closing under the Agreement of Sale, Tenant will continue to pay the Rent and all additional rent hereunder as the same become due and payable, with the understanding that a

Default hereunder shall entitle Landlord to exercise its rights hereunder as if the Agreement of Sale did not exist, and (iv) in the event of a default under the Agreement of Sale or for any reason closing thereunder is not consummated, this Lease shall remain in full force and effect unaffected thereby (provided that in the event the closing is not consummated by reason of Tenant's default under the Agreement of Sale, the terms and provisions of this Section shall thereafter be null and void).

     53.    Guaranty.  Guarantor hereby agrees to guaranty the
            ________
obligations of Tenant under this Lease in accordance with the terms and conditions set forth herein, and to execute a Guaranty Agreement in form and substance acceptable to Landlord upon the request of Landlord.

     54.    Exhibits .  Attached to this Lease and made part
            ________
hereof are Exhibits A, B, and C.



(next page is signature page)

     IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease the day and year first above written.


WITNESS OR ATTEST:             LANDLORD:

                               LAUSCH LANE ASSOCIATES, LP
                               a Pennsylvania limited partnership

/s/ Brenda S Cook              By: /s/ Joseph W. Deerin
__________________________        _________________________
                                  Name:  Joseph W. Deerin
                                  Title: Member


WITNESS OR ATTEST:             TENANT:


                               UNION NATIONAL COMMUNITY BANK, a
                               National Banking Association

/s/ Christine Power            By: /s/ Mark D. Gainer
__________________________        __________________________
                                  Name: Mark D. Gainer
                                  Title: President  & CEO


Acknowledged and Agreed to by the Guarantor for the purposes of Section 53 only:

UNION NATIONAL FINANCIAL CORPORATION,
a Pennsylvania corporation

By: /s/ Mark D. Gainer
   _____________________________
Name:  Mark D. Gainer
Title: President & CEO

                          EXHIBIT A

                LEGAL DESCRIPTION OF THE LAND
                _____________________________
Description of Lot 1
for Blackford Development
Manheim Township, Lancaster County, Pennsylvania

ALL THAT CERTAIN lot situate on the east side of Lausch Lane (T-
705) in Manheim Township, Lancaster County, Pennsylvania; being known as Lot 1 as shown on a Plan prepared by RETTEW Associates, Inc. dated September 22, 2004, last revised March 23, 2005, drawing number 03-03337-008, recorded in the office for the recording of deeds in and for Lancaster County, Pennsylvania, in
Subdivision Plan Book J-     , page        , and being more fully
bounded and described as follows:

BEGINNING AT A POINT on the proposed east right-of-way line of Lausch Lane (55' wide); thence along land, now or late, of Gerald
R. Horst N 86 43' 43" E, a distance of 200.76' to a 1/2" rebar (found), a corner of land of Granite Properties; thence along the same S 05 45' 59" E, a distance of 556.29' to a point; said last mentioned course having crossed over a 5/8" rebar located a distance of 0.29' north of the terminus of said course; thence along other land of Granite Properties S 84 13' 32" W, a distance of 95.00' to a point, a corner of Lot 2; thence along the same the following two (2) courses and distances: 1) N 05
45' 59" W, a distance of 286.47' to a point, and 2) N 80  55' 55"
W, a distance of 181.72' to a point on the proposed east right-of-way line of Lausch Lane; thence along the same the following two (2) courses and distances: 1) on a line curving to the left having a radius of 554.50', an arc distance of 96.31', the chord of said arc being N 14 02' 39" E, a distance of 96.19' to a point, and 2) N 09 04' 05" E, a distance of 146.43' to the POINT AND PLACE OF BEGINNING.

CONTAINING:     2.038 acres.

SUBJECT TO A drainage easement extending through this Lot as shown on the above-referenced Plan.

SUBJECT TO clear sight lines located in the northwest portion of this Lot as shown on the above-referenced Plan.

                         EXHIBIT B

                    TENANT FINISH WORK
                    __________________

Landlord shall prepare the Premises for Tenant's use to the following specifications:


             Specifications for interior Finishes

LAUSCH LANE OFFICES

1. Walls

   a. All interior offices and related walls will be drywall. Walls will be finished painted and up to 80% of the walls are planned to be finished with vinyl wall covering. Wall covering allowance is $25.00 PSR.
   b. Wall in closets, utility areas and such like will be painted.
   c. The walls in the rest rooms will be finished with ceramic tile.

2. Ceilings

   a. The ceiling in the offices and related area will be Armstrong 2' X 2' cortago tegular suspended ceilings.
   b. The ceiling in closets and utility areas will be standard
      2' X 2' suspended ceilings.

4. Flooring

   a. The offices and related areas will be finished with carpet. Carpet cost based on commercial grade carpet with an allowance of $ 20.00 PSY installed.
   b. The baseboard in all areas where carpet is installed will be carpet base. The base will be ceramic in the areas where ceramic tile flooring is installed.
   c. The baseboard in closets and such like will be standard 4" vinyl base.
   d. Ceramic tile will be installed on the floors of the rest rooms and the lobby areas.

5. Door and trim

   a. All interior doors will be 1 " solid core wood doors with oak or birch veneer.
   b. All trim in the building, including door jambs will be solid oak or birch. The trim will be a molded type.
   c. Architectural hardware to be commercial grade with brushed aluminum finish.
   d. Door side lights to be install in conference rooms and offices as selected.

6. Lighting

   a. The lighting through out the offices and related area will be 2' X 4' lay-in florescent fixtures with chrome finished parabolic lens. The lighting levels will be typical of requirements of the area being lighted.
   b. Accent lighting will be used in areas like the lobbies, entries, and conference rooms.

7. Heating & Cooling

   a. The heating and cooling system will be gas heating and electric cooling.
   b. There will be four systems (zones) for each floor.

8. Rest Rooms

   a. Rest rooms will be installed on all floors as required by the ADA codes and Manheim Township plumbing code requirements. Kohler plumbing fixtures will be used in the rest rooms.
   b.

9. Automatic Sprinkler system.

   a. An automatic sprinkler system will be installed through-out the building as required by the building codes.

10. ADA and accessibility regulations

   a. The building will be designed to meet the accessibility requirements as required by IBC 2003 building code ADA and accessibility codes.

11. Fire alarm system

   a. The sprinkler system will be monitored as required by the building code. Notice appliances (horn & strobes) will be install throughout the building in accordance with the building code requirements.

12. Building entry security system.

   a. The building entry doors will be equipped with an electronic entry system, for use by all tenants entering the building, during off hours. The exterior entry doors will be unlocked and locked electronically at agreed upon times.
   b. The passenger elevator will also be controlled by the same security entry system and will operate at agreed times, and the building occupants will be able to electronically operate the elevator during off hours.
   c. Should a tenant want their office entry door(s) to be controlled by the building electronic entry system, he can pay to have this system added to his entry door(s).
   d. Access cards or fobs will be available for the tenants from the security company at the tenants expense.

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                         EXHIBIT C

                FORM ESTOPPEL CERTIFICATE
                _________________________


TO:_________________ ("Landlord") and/or whom else it may concern:


THIS IS TO CERTIFY:

   1. That the undersigned is the Tenant under that certain lease dated _____________, 200__, and, if applicable, amended on ___________________, by and between ___________________
("Landlord"), and the undersigned ("Tenant") covering those certain premises located as shown on Exhibit A to the Lease (the "Premises").

   2. That said Lease is in full force and effect and, except as noted in Paragraph 1 above has not been modified, changed, altered or amended in any respect, and is the only Lease or agreement between the Tenant and the Landlord affecting the Premises.

   3. To the best of Tenant's knowledge, the information regarding the Lease set forth below is true and correct:
       (a)  Square Footage of the Premises:____________________

       (b)  Annual Base Rent as of the commencement of Lease:

       ___________________________________________________

       (c) Current annual Base Rent (if different than at commencement):

       ___________________________________________________

       (d)  Commencement Date of Lease:__________________________

       (e)  Lease termination date:______________________________

       (f)  Rent paid to and including:__________________________

       (g)  Security Deposit:___________________________________

       (h)  Prepaid rent for and in amount of:___________________

       (i) Amount of current monthly payment obligations with respect to Operating Costs under the Lease:

       __________________________

       (j) Dates through which Tenant has paid monthly payments with respect to Operating Costs:

       __________________________

   4. Tenant now occupies the Premises, accepts the Premises in their current condition subject only to those punch list items listed in Exhibit A, if any, and is not aware of any defect in the Premises except as described in Exhibit A, if any.

   5. No rent has been paid in the current month other than as disclosed in paragraph 3. No free rent or other concessions, benefits, or inducements other than as specified in the Lease have been granted to Tenant or undertaken by the Landlord.

   6. Tenant has not been granted any renewal, expansion, or purchase options and has not been granted any rights of first refusal except as disclosed in writing in the Lease.

   7. Neither Tenant nor to the best of Tenant's knowledge, Landlord is in breach of the Lease and there has not occurred any event, act, omission or condition which by notice or lapse of time or both or otherwise, will result in any breach by Tenant or to the best of Tenant's knowledge, by Landlord. As of the date hereof, and except as set forth in the Lease, the undersigned is entitled to no credit, offset or deduction in rent. Tenant knows of no liabilities or obligations of Landlord which have accrued but are unsatisfied under the Lease as of the date of this Certificate.

   8. To the best of Tenant's knowledge, there are no actions, whether voluntary or otherwise, pending against the undersigned under the bankruptcy laws or other laws for the relief of debtors of the United States or any state thereof.

   DATED THIS _____ day of __________, 200__.


                                TENANT:

                                ______________________________
                                a



                                By: __________________________
                                    Name:
                                    Its: